Execution Copy

RUBY TUESDAY, INC.

WAIVER AGREEMENT

Dated as of March 4, 2008

to

NOTE PURCHASE AGREEMENT

Dated as of April 1, 2003

Re:

$85,000,000 4.69% Amended and Restated Senior Notes, Series A, due April 1, 2010

$65,000,000 5.42% Amended and Restated Senior Notes, Series B, due April 1, 2013

WAIVER AGREEMENT TO NOTE PURCHASE AGREEMENT

THIS WAIVER AGREEMENT dated as of March 4, 2008 (the or this “Waiver”) to that certain Note Purchase Agreement dated as of April 1, 2003 is between RUBY TUESDAY, INC., a Georgia corporation (the “Company”), and each of the institutional investors listed on the signature pages hereto (collectively, the “Noteholders”):

RECITALS:

A.        The Company and each of the Purchasers (as defined in the hereinafter defined Note Purchase Agreement) heretofore entered into that certain Note Purchase Agreement dated as of April 1, 2003 (as amended by that certain First Amendment dated as of October 1, 2003 and that certain Second Amendment dated as of November 30, 2007, collectively, the “Note Purchase Agreement”). Pursuant to the Note Purchase Agreement, the Company issued and presently has outstanding (i) $85,000,000 aggregate principal amount of its 4.69% Amended and Restated Senior Notes, Series A, due April 1, 2010 (the “Series A Notes”) and (ii) $65,000,000 aggregate principal amount of its 5.42% Amended and Restated Senior Notes, Series B, due April 1, 2013 (the “Series B Notes”; said Series B Notes together with the Series A Notes are hereinafter collectively referred to as the “Notes”). The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

B.        The Company has notified the Noteholders that (1) Events of Default are about to occur as a result of the Company’s inability (a) to maintain the minimum Fixed Charges Coverage Ratio for its fiscal quarter ending March 4, 2008 required by Section 10.1 of the Note Purchase Agreement and (b) to maintain the maximum Adjusted Total Debt to Consolidated EBITDAR for its fiscal quarter ending March 4, 2008 required by Section 10.2 of the Note Purchase Agreement and (2) an Event of Default may exist as a result of the Company’s inability to maintain the Consolidated Net Worth required by Section 10.3 of the Note Purchase Agreement (the “Consolidated Net Worth Event of Default”) during the Waiver Period (as hereinafter defined) (the Consolidated Net Worth Event of Default together with the Events of Default described in clause (1) of this Recital B being hereinafter referred to collectively as the “Waiver Events of Default”).

C.        The Company has requested that the Noteholders waive the Waiver Events of Default during the Waiver Period (as hereinafter defined).

D.        Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

E.        All requirements of law have been fully complied with and all other acts and things necessary to make this Waiver a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Waiver set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.	WAIVER AND AGREEMENT.

1.1.      Subject to the terms and conditions of this Waiver, the Noteholders agree to waive the Waiver Events of Default during the period (the “Waiver Period”), whether the Consolidated Net Worth Event of Default exists on the dated of this Waiver or arises at some other point during the Waiver Period, beginning on the date of this Waiver and ending on the earlier to occur of (a) the occurrence of any Event of Default other than the Waiver Events of Default and (b) April 18, 2008. Other than the Waiver Events of Default for the Waiver Period, the Noteholders have not waived, are not by this Waiver waiving, and have made no commitment to waive, any Events of Default that may occur after the date hereof. The Noteholders reserve the right, in their discretion, to exercise any or all of their rights and remedies under the Note Purchase Agreement as a result of the Waiver Events of Default at the expiration of the Waiver Period and the Noteholders further reserve the right, at any time, in their discretion, to exercise any or all of their rights and remedies under the Note Purchase Agreement as a result of any Event of Default other than the Waiver Events of Default.

1.2.      As consideration for the waiver set forth in Section 1.1, the Company acknowledges that it has not, and agrees that at no time will it, secure any Debt outstanding under the Bank Credit Agreement or the Loan Facility Agreement (as hereinafter defined) unless the Debt in respect of the Notes is concurrently equally and ratably secured pursuant to an agreement or agreements in form and substance satisfactory to the Required Holders. The Company further agrees that any failure by the Company to comply with the terms of the immediately preceding sentence shall constitute an immediate Event of Default under Section 11 of the Note Purchase Agreement.

1.3.      As further consideration for the waiver set forth in Section 1.1, the Company agrees that it will not, and will not permit any of its Restricted Subsidiaries to, declare or make, or incur any liability to declare or make, any Distribution (as hereinafter defined) in respect of the Company or any Restricted Subsidiary (other than on account of capital stock or other equity interests of a Restricted Subsidiary owned legally and beneficially by the Company or a Wholly-Owned Restricted Subsidiary), including, without limitation, any Distribution resulting in the acquisition by the Company of Securities which would constitute treasury stock. The Company further agrees that any failure by the Company to comply with the terms of the immediately preceding sentence shall constitute an immediate Event of Default under Section 11 of the Note Purchase Agreement. For purposes of this Section 1.3, the term “Distribution” shall mean, in respect of any corporation, association or other business entity (a) dividends or other distributions or payments on capital stock or other equity interest of such corporation, association or other business entity (except distributions in such stock or other equity interest) and (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously from the net proceeds of a sale of such stock or other equity interests.

SECTION 2.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

2.1.      To induce the Noteholders to execute and deliver this Waiver (which representations shall survive the execution and delivery of this Waiver), the Company represents and warrants to the Noteholders that:

(a)       this Waiver has been duly authorized by all requisite corporate action on the part of the Company, duly executed and delivered by the Company and this Waiver constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b)       the Note Purchase Agreement, as affected by this Waiver, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c)       the execution, delivery and performance of this Waiver (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

(d)       as of the date hereof, no Default or Event of Default (other than the Waiver Events of Default) has occurred which is continuing; and

(e)       all the representations and warranties contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof, except that with respect to the Company’s representation in the second sentence of Section 5.15(a) of the Note Purchase Agreement, on March 4, 2008 the Company will be in default of (1) Sections 6.1 and 6.2 of the Bank Credit Agreement which anticipated defaults are currently being waived pursuant to the Credit Agreement Waiver (as hereinafter defined) and (2) Sections 6.11 and 6.12 of the Loan Facility Agreement which anticipated defaults are currently being waived pursuant to the Loan Facility Waiver (as hereinafter defined) and provided that, any representation and warranty that, by its terms, speaks as of another specified date shall be made as of such date.

SECTION 3.	CONDITIONS TO EFFECTIVENESS OF THIS WAIVER.

3.1.      This Waiver shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(a)       executed counterparts of this Waiver, duly executed by the Company and the Required Holders, shall have been delivered to the Noteholders;

(b)       each Guarantor shall have duly executed the Reaffirmation of Guaranty Agreement attached hereto;

(c)       the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof;

(d)       the Company shall have delivered to each Noteholder evidence that (1) the parties to the Bank Credit Agreement shall have duly executed and delivered an agreement to the same effect as this Waiver (the “Credit Agreement Waiver”) so that no Default as defined in the Bank Credit Agreement would exist under the Bank Credit Agreement during the Waiver Period and (2) the parties to that certain Amended and Restated Loan Facility Agreement and Guaranty dated as of November 19, 2004 by and among the Company, as Sponsor, Bank of America, N.A., as Servicer, AmSouth Bank, as Documentation Agent, SunTrust Bank, as Co-Syndication Agent, and Wachovia Bank, N.A., as Co-Syndication Agent, and the Participants party thereto (as amended to the date hereof, the “Loan Facility Agreement”), shall have duly executed and delivered an agreement to the same effect as this Waiver (the “Loan Facility Waiver”) so that no Credit Event as defined in the Loan Facility Agreement would exist under the Loan Facility Agreement during the Waiver Period;

(e)       the Company shall have delivered to each Noteholder an Officer’s Certificate, dated the effective date of this Waiver, certifying that the conditions specified in Section 3.1(c) hereof have been fulfilled; and

(f)        the Company shall have paid the reasonable fees and expenses of Schiff Hardin LLP, special counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Waiver.

SECTION 4.	MISCELLANEOUS.

4.1.      This Waiver shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified by this Waiver, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

4.2.      Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Waiver may refer to the Note Purchase Agreement without making specific reference to this Waiver but nevertheless all such references shall include this Waiver unless the context otherwise requires.

4.3.      The descriptive headings of the various Sections or parts of this Waiver are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

4.4.      This Waiver shall be governed by and construed in accordance with the laws of the State of Illinois.

[Remainder of page intentionally left blank.]

4.5.      The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Waiver may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

RUBY TUESDAY, INC.

By	/s/ Scarlett May

Its Vice President

Accepted and Agreed to:

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By	/s/ Timothy S. Collins

Name: Timothy S. Collins

Title: Its Authorized Representative

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, for its Group Annuity Separate Account

By	/s/ Timothy S. Collins

Name: Timothy S. Collins

Title: Its Authorized Representative

Accepted and Agreed to:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Robert Derrick

Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.
as Investment Manager

By: /s/ Robert Derrick_
Vice President

PRUCO LIFE INSURANCE COMPANY

By: /s/ Robert Derrick

Assistant Vice President

GIBRALTAR LIFE INSURANCE CO., LTD.

By: Prudential Investment Management
(Japan), Inc., as Investment Manager

By: Prudential Investment Management, Inc.,
as Sub-Adviser

By: /s/ Robert Derrick

Vice President

Accepted and Agreed to:

ZURICH AMERICAN INSURANCE COMPANY

By: Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Robert Derrick

Vice President

Accepted and Agreed to:

PHOENIX LIFE INSURANCE COMPANY

By /s/ Christopher M. Wilkos

Name: Christopher M. Wilkos

Title: Senior Vice President

Accepted and Agreed to:

NATIONWIDE LIFE INSURANCE COMPANY

By /s/ Thomas M. Powers

Name: Thomas M. Powers

Title: Authorized Signatory

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By /s/ Thomas M. Powers

Name: Thomas M. Powers

Title: Authorized Signatory

NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA

By /s/ Thomas M. Powers

Name: Thomas M. Powers

Title: Authorized Signatory

NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA

By /s/ Thomas M. Powers

Name: Thomas M. Powers

Title: Authorized Signatory

Accepted and Agreed to:

NATIONWIDE MUTUAL FIRE INSURANCE COMPANY

By /s/ Thomas M. Powers

Name: Thomas M. Powers

Title: Authorized Signatory

Accepted and Agreed to:

UNITED OF OMAHA LIFE INSURANCE COMPANY

By /s/ Curtis R. Caldwell

Name: Curtis R. Caldwell

Title: Vice President

COMPANION LIFE INSURANCE COMPANY

By /s/ Curtis R. Caldwell

Name: Curtis R. Caldwell

Title: Authorized Signer

Accepted and Agreed to:

MODERN WOODMEN OF AMERICA

By /s/ Douglas A. Pannier

Name: Douglas A. Pannier

Title: Portfolio Manager, Private Placements

Accepted and Agreed to:

ASSURITY LIFE INSURANCE COMPANY (successor in interest to Security Financial Life Insurance Co.)

By /s/ Victor Weber

Name: Victor Weber

Title: Senior Director - Investments

Accepted and Agreed to:

BANC OF AMERICA SECURITIES LLC

By /s/ Jonathan M. Barnes

Name: Jonathan M. Barnes

Title: Vice President

REAFFIRMATION OF GUARANTY AGREEMENT

The undersigned Guarantors hereby acknowledge and agree to the foregoing Waiver Agreement to Note Purchase Agreement and reaffirm the Guaranty Agreement dated as of April 1, 2003 given in favor of each Noteholder and their respective successors and assigns.

RTBD, INC.

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RUBY TUESDAY, LLC

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RT FINANCE, INC.

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RUBY TUESDAY GC CARDS, INC.

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RT TAMPA FRANCHISE, LP

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RT ORLANDO FRANCHISE, LP

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RT SOUTH FLORIDA FRANCHISE, LP

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RT NEW YORK FRANCHISE, LLC

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RT SOUTHWEST FRANCHISE, LLC

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RT MICHIANA FRANCHISE, LLC

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RT FRANCHISE ACQUISITION, LLC

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RT FLORIDA EQUITY, LLC

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RTGC, LLC

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RT WEST PALM BEACH FRANCHISE, LP

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RT MICHIGAN FRANCHISE, LLC

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President

RT DETROIT FRANCHISE, LLC

By /s/ Scarlett May

Name: Scarlett May

Title: Vice President